SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 21, 2003

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated October 21, 2003, announcing Proxim Corporation’s results for the fiscal quarter and the nine months ended September 26, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 21, 2003, Proxim Corporation (the “Company” or “Proxim”) issued a press release announcing the Company’s results for the fiscal quarter and the nine months ended September 26, 2003. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: October 21, 2003	By:	/s/ David L. Thompson David L. Thompson Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press release, dated October 21, 2003, announcing Proxim Corporation’s results for the fiscal quarter and the nine months ended September 26, 2003.